UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2018

Apricus Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 300, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 222-8041

 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 22, 2018, Apricus Biosciences, Inc. (the “Company”) entered into a subscription agreement amendment (the “Subscription Agreement Amendment”) with Sarissa Capital Domestic Fund LP (“Sarissa Domestic”) and Sarissa Capital Offshore Master Fund LP (“Sarissa Offshore” together with Sarissa Domestic, the “Investors”), which, among other things, removed the Investor’s preemptive rights with respect to future issuances of the Company's equity securities.

Concurrently with the Subscription Agreement Amendment, the Company entered into a warrant amendment (the “Warrant Amendment”) with Sarissa Offshore regarding the Company’s warrants to purchase common stock of the Company (the “Common Stock”), issued in February 2015 (the “February 2015 Warrants”) and January 2016 (together with the February 2015 Warrants, the “Warrants”), pursuant to which the exercise price of the Warrants was reduced from $0.71 to $0.42 per share.

The foregoing summaries of the Warrant Amendment and the Subscription Agreement Amendment are subject to, and qualified in their entirety by reference to, the Warrant Amendment and the Subscription Agreement Amendment, which are incorporated herein by reference to Exhibits 4.1 and 10.1, respectively.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information regarding the Warrant Amendment set forth under Item 1.01 above is incorporated herein by reference.

The shares issuable upon exercise of the Warrants, were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Amendment to Warrant to Purchase Common Stock, dated as of June 22, 2018, by and between the Company and Sarissa Offshore
10.1	Amendment No. 1 to Subscription Agreement, dated as of June 22, 2018, by and between the Investors and the Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apricus Biosciences, Inc.

June 22, 2018	By:	/s/ Richard W. Pascoe
Name: Richard W. Pascoe
Title: Chief Executive Officer and Secretary

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